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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 9, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                    1-10702                34-1531521
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   (State or Other Jurisdiction        (Commission             (IRS Employer
         of Incorporation)            File Number)          Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut          06880
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         (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 9. Regulation FD Disclosure.

     Terex Corporation (the "Company") issued a press release on February 9, 2004, announcing a conference call to be held on Thursday, February 19, 2004 at 8:30 a.m., Eastern time, to review the Company's year-end 2003 financial results and 2004 outlook. The teleconference and a replay of the teleconference will be accessible to the public.

     The Company also announced that it will be releasing its year-end 2003 financial results and 2004 outlook to the wire services on Wednesday, February 18, 2004, after market close. This press release will also be available on the Company's website at www.terex.com.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          99.1 Press release of Terex Corporation issued on February 9, 2004.


                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 9, 2004


                                                 TEREX CORPORATION


                                                 By:  /s/ Eric I Cohen
                                                      Eric I Cohen
                                                      Senior Vice President











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